LONG-TERM INVESTMENTS	12 Months Ended
Dec. 31, 2016
LONG-TERM INVESTMENTS
LONG-TERM INVESTMENTS

11.   LONG-TERM INVESTMENTS

	Ownership
December 31,	Interest	2016	2015
(millions of Canadian dollars)
EQUITY INVESTMENTS
Liquids Pipelines
Seaway Crude Pipeline System	50.0%	3,129	3,251
Southern Access Extension Project	65.0%	759	713
Enbridge Rail (Philadelphia) L.L.C.	75.0%	19	168
Other	30.0% - 43.9%	70	69
Gas Distribution
Noverco Common Shares	38.9%	-	-
Gas Pipelines and Processing
Texas Express Pipeline	35.0%	484	515
Alliance Pipeline	50.0%	411	427
Aux Sable	42.7% - 50.0%	324	344
Vector Pipeline	60.0%	159	159
Offshore - various joint ventures	22.0% - 74.3%	435	479
Other	33.3% - 70.0%	4	12
Green Power and Transmission
Rampion offshore wind project1	24.9%	345	201
Eolien Maritime France SAS2	50.0%	58	-
Other	18.9% - 50.0%	100	109
Eliminations and Other
Other	19.0% - 42.7%	15	12
OTHER LONG-TERM INVESTMENTS
Gas Distribution
Noverco Preferred Shares		355	359
Green Power and Transmission
Emerging Technologies and Other		90	106
Eliminations and Other
Other		79	84

		6,836	7,008

1	On November 4, 2015, Enbridge acquired a 24.9% equity interest in Rampion Offshore Wind Limited.
2	On May 19, 2016, Enbridge acquired a 50% equity interest in Eolien Maritime France SAS.

Equity investments include the unamortized excess of the purchase price over the underlying net book value of the investees’ assets at the purchase date, which is comprised of $859 million (2015 - $885 million) in Goodwill and $687 million (2015 - $568 million) in amortizable assets.

For the year ended December 31, 2016, dividends received from equity investments was $825 million (2015 - $719 million; 2014 - $564 million).

Summarized combined financial information of the Company’s interest in unconsolidated equity investments is as follows:

Year ended December 31,	2016	2015	2014
(millions of Canadian dollars)
Revenues	1,761	1,557	1,790
Commodity costs	(385)	(369)	(661)
Operating and administrative expense	(545)	(376)	(444)
Depreciation and amortization	(293)	(274)	(232)
Other income/(expense)	(41)	4	(1)
Interest expense	(69)	(67)	(84)

Earnings before income taxes	428	475	368

December 31,		2016	2015

(millions of Canadian dollars)
Current assets		464	389
Property, plant and equipment, net		6,534	6,602
Deferred amounts and other assets		47	40
Intangible assets, net		118	64
Goodwill		862	885
Current liabilities		(433)	(500)
Long-term debt		(792)	(854)
Other long-term liabilities		(488)	(167)

Net assets		6,312	6,459

Alliance Pipeline

Certain assets of the Alliance Pipeline are pledged as collateral to Alliance Pipeline lenders.

Noverco

As at December 31, 2016, Enbridge owned an equity interest in Noverco through ownership of 38.9% (2015 - 38.9%) of its common shares and an investment in preferred shares. The preferred shares are entitled to a cumulative preferred dividend based on the average yield of Government of Canada bonds maturing in 10 years plus a margin of 4.38%.

As at December 31, 2016, Noverco owned an approximate 3.4% (2015 - 3.6%; 2014 - 3.6%) reciprocal shareholding in common shares of Enbridge. Through secondary offerings, Noverco purchased 1.2 million common shares in February 2016 and sold 1.3 million common shares in 2014. Shares purchased and sold in these transactions were treated as treasury stock on the Consolidated Statements of Changes in Equity.

As a result of Noverco’s reciprocal shareholding in Enbridge common shares, the Company has an indirect pro-rata interest of 1.3% (2015 - 1.4%; 2014 - 1.4%) in its own shares. Both the equity investment in Noverco and shareholders’ equity have been reduced by the reciprocal shareholding of $102 million at December 31, 2016 (2015 - $83 million; 2014 - $83 million). Noverco records dividends paid by the Company as dividend income and the Company eliminates these dividends from its equity earnings of Noverco. The Company records its pro-rata share of dividends paid by the Company to Noverco as a reduction of dividends paid and an increase in the Company’s investment in Noverco.

Eddystone Rail Company, LLC

During the year ended December 31, 2016, the Company recorded an investment impairment of $184 million related to Enbridge’s 75% joint venture interest in Eddystone Rail Company, LLC (Eddystone Rail), which is held through Enbridge Rail (Philadelphia) L.L.C., a wholly-owned subsidiary. Eddystone Rail is a rail-to-barge transloading facility located in the greater Philadelphia, Pennsylvania area that delivers Bakken and other light sweet crude oil to Philadelphia area refineries. Due to a significant decrease in price spreads between Bakken crude oil and West Africa/Brent crude oil and increased competition in the region, demand for Eddystone Rail services dropped significantly, which led to the completion of an impairment test. The impairment charge is presented within Income from equity investments on the Consolidated Statements of Earnings. The investment in Eddystone Rail is included within the Liquids Pipelines segment.

The impairment charge was based on the amount by which the carrying value of the asset exceeded fair value, determined using an adjusted net worth approach. The Company’s estimate of fair value required it to use significant unobservable inputs representative of a Level 3 fair value measurement, including assumptions related to the future performance of Eddystone Rail.

Aux Sable

During the year ended December 31, 2016, Aux Sable recorded an asset impairment charge of $37 million related to certain underutilized assets at Aux Sable US’ NGL extraction and fractionation plant.

Eolien Maritime France SAS

Effective May 19, 2016, Enbridge acquired a 50% interest in Eolien Maritime France SAS (EMF), a French offshore wind development company. EMF is co-owned by Enbridge and EDF Energies Nouvelles, a subsidiary of Électricité de France S.A. EMF holds licenses for three large-scale offshore wind farms off the coast of France, which are currently under development. Enbridge’s portion of the costs incurred to date is approximately $194 million (€136 million) with $58 million presented in Long-term investments, and $136 million presented in Deferred amounts and other assets.

Rampion Offshore Wind Project

In November 2015, Enbridge announced the acquisition of a 24.9% interest in the 400-MW Rampion Offshore Wind Project (the Rampion project) in the United Kingdom (UK), located 13-kilometres (8-miles) off the UK Sussex coast at its nearest point. The Company’s total investment in the project through construction is expected to be approximately $750 million (£370 million). The Rampion project was developed and is being constructed by E.ON Climate & Renewables UK Limited, a subsidiary of E.ON SE (E.ON). Construction of the wind farm began in September 2015 and it is expected to be fully operational in 2018. The Rampion project is backed by revenues from the UK’s fixed price Renewable Obligation certificates program and a 15-year power purchase agreement. Under the terms of the purchase agreement, Enbridge became one of the three shareholders in Rampion Offshore Wind Limited which owns the Rampion project with the UK Green Investment Bank plc holding a 25% interest and E.ON retaining the balance of 50.1% interest. Enbridge’s portion of the costs incurred to date is approximately $345 million (£195 million) presented in Long-term investments.

Southern Access Extension Project

On July 1, 2014, under an agreement with an unrelated third party, the Company sold a 35% equity interest in the Southern Access Extension Project (the Project). Prior to this sale, the subsidiary executing the Project was wholly-owned and consolidated within the Liquids Pipelines segment. The Company concluded that under the agreement, the purchaser of the 35% equity interest is entitled to substantive participating rights; however, the Company continues to exercise significant influence. As a result, effective July 1, 2014, the Company discontinued consolidation of the Project and recognized its remaining 65% equity interest as a long-term equity investment within the Liquids Pipelines segment.